TENDER AND SUPPORT AGREEMENT
This TENDER AND SUPPORT AGREEMENT (this "Agreement"), dated as of March 21, 2018, is entered into by and among Cartesian Holdings, LLC, a Delaware limited liability company ("Parent"), Cartesian Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Purchaser"), and each of the persons set forth on Schedule A hereto (each, a "Stockholder"). All terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).
WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner of the following equity interests of Cartesian, Inc., a Delaware corporation (the "Company"): the number of (i) shares of Company Common Stock, (ii) Company Options and (iii) Company Restricted Shares, in each case set forth opposite such Stockholder's name on Schedule A (all such shares of Company Common Stock, Company Options and Company Restricted Shares set forth on Schedule A next to such Stockholder's name, together with any shares of Company Common Stock that are hereafter issued to or otherwise directly or indirectly acquired or beneficially owned by such Stockholder prior to the termination of this Agreement, including for the avoidance of doubt any shares of Company Common Stock acquired or otherwise beneficially owned by such Stockholder upon the exercise of Company Options or vesting of Company Restricted Shares after the date hereof (collectively "After-Acquired Shares" and collectively with such Stockholder's shares of Company Common Stock, Company Options and Company Restricted Shares, such Stockholder's "Subject Shares");
WHEREAS, concurrently with the execution hereof, Parent, Purchaser and the Company, are entering into an Agreement and Plan of Merger, dated as of the date hereof and incorporated herein by reference (as it may be amended from time to time, the "Merger Agreement"), which provides, among other things, for (i) Purchaser to commence the Offer and (ii) following the consummation of the Offer, the merger of Purchaser with and into the Company, with the Company being the surviving entity of the merger (the "Merger"), in each case upon the terms and subject to the conditions set forth in the Merger Agreement; and
WHEREAS, as a condition to their willingness to enter into the Merger Agreement, and as an inducement and in consideration for Parent and Purchaser to enter into the Merger Agreement, each Stockholder, severally and not jointly, and on such Stockholder's own account with respect to such Stockholder's Subject Shares, has agreed to enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I
AGREEMENT TO TENDER AND VOTE
1.1. Agreement to Tender. Subject to the terms of this Agreement, unless and until this Agreement shall have been validly terminated in accordance with Section 4.2, each Stockholder agrees to validly and irrevocably tender or cause to be validly and irrevocably tendered in the Offer all of such Stockholder's Subject Shares (other than (x) Company Options that are not exercised during the term of this Agreement and (y) Company Restricted Awards that do not vest during the term of this Agreement) pursuant to and in accordance with the terms of the Offer, free and clear of all Encumbrances (as defined below) except for Permitted Encumbrances (as defined below). Without limiting the generality of the foregoing, promptly after the Tender Notice (as defined below), but in no event later than the last time at which the Exchange Agent can accept tenders prior to the Initial Expiration Date, each Stockholder shall validly and irrevocably tender or cause to be validly and irrevocably tendered in the Offer all of such Stockholder's Subject Shares, free and clear of all Encumbrances, except for Permitted Encumbrances, including by delivering pursuant to the terms of the Offer (a) a letter of transmittal with respect to all of such Stockholder's Subject Shares complying with the terms of the Offer, (b) a certificate representing all such Subject Shares that are certificated or, in the case of a book-entry share of any uncertificated Subject Shares, written instructions to such Stockholder's broker, dealer or other nominee that such Subject Shares be tendered, including a reference to this Agreement, and requesting delivery of an "agent's message" (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) and (c) all other documents or instruments reasonably required to be delivered by other Company stockholders pursuant to the terms of the Offer. Each Stockholder agrees that, once any of such Stockholder's Subject Shares are tendered, such Stockholder will not withdraw such Subject Shares from the Offer, unless and until this

Agreement shall have been validly terminated in accordance with Section 4.2. In the event this Agreement has been validly terminated in accordance with Section 4.2, Purchaser shall, and Parent shall cause Purchaser to, promptly return to the Stockholder all Subject Shares such Stockholder tendered in the Offer. At all times, commencing with the date hereof and continuing until the valid termination of this Agreement in accordance with its terms, each Stockholder shall not tender any of such Stockholder's Subject Shares into any tender or exchange offer commenced by a Person other than Parent, Purchaser or any other subsidiary of Parent. For purposes hereof, a "Tender Notice" means a written notice, delivered by Parent or Purchaser to each Stockholder on the Initial Expiration Date (as soon as practicable following 1:00 p.m. New York City time on such expiration date but in no event later than one hour prior to the last time at which the Exchange Agent can accept tenders prior to the Expiration Date), specifying that (i) all of the conditions to the Offer have been satisfied (or are reasonably expected to be satisfied as of the expiration of the Offer) or waived by Purchaser (to the extent permitted by the Merger Agreement) (it being understood that such written notice can only be validly delivered by Parent or Purchaser to the extent that all of the conditions to the Offer have, in fact, been satisfied (or are reasonably expected to be satisfied as of the expiration of the Offer) or otherwise waived by Purchaser (to the extent permitted by the Merger Agreement)); provided that, for purposes of the Tender Notice only, the satisfaction of the Minimum Condition shall be tested assuming that all shares of Company Common Stock to be tendered pursuant to Section 1.1 of this Agreement are tendered prior to the expiration of the Offer and that the consummation of the Offer occurs contemporaneously with the delivery of the Tender Notice. For the avoidance of doubt, nothing in this Section 1.1 shall obligate Parent or Purchaser to deliver a Tender Notice.

1.2. Agreement to Vote. Subject to the terms of this Agreement, each Stockholder hereby irrevocably and unconditionally agrees that, for so long as this Agreement has not been validly terminated in accordance with its terms, if Parent provides at least three (3) business days written notice to such Stockholder that it has terminated, or elects not to use, the proxy granted in Section 1.3, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, such Stockholder shall, in each case, to the fullest extent that such Stockholder's Subject Shares are entitled to vote thereon: (a) appear at each such meeting or otherwise cause all such Subject Shares to be counted as present thereat for purposes of determining a quorum and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all of its Subject Shares (i) against any action or agreement that would reasonably be expected to (A) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of any Stockholder contained in this Agreement, or (B) result in any of the conditions set forth in Section 9 of the Merger Agreement not being satisfied on or before July 31, 2018; (ii) against any change in the Company Board of Directors that is not contemplated by the Merger Agreement; and (iii) against any Alternative Proposal.  For the avoidance of doubt, the foregoing commitments in Sections 1.1 and 1.2 apply to any Subject Shares held by any trust, limited partnership or other entity directly or indirectly holding Subject Shares over which the applicable Stockholder exercises direct or indirect voting control.
1.3. Irrevocable Proxy. Solely with respect to the matters described in Section 1.2, for so long as this Agreement has not been validly terminated in accordance with its terms, each Stockholder hereby irrevocably appoints Parent as its attorney and proxy with full power of substitution and resubstitution, to the full extent of such Stockholders' voting rights with respect to all such Stockholders' Subject Shares (which proxy is irrevocable and which appointment is coupled with an interest, including for purposes of Section 212 of the DGCL) to vote, and to execute written consents with respect to, all such Stockholders' Subject Shares solely on the matters described in Section 1.2, and in accordance therewith. Each Stockholder agrees to execute any further agreement or form reasonably necessary or appropriate to confirm and effectuate the grant of the proxy contained herein. Such proxy shall automatically terminate upon the valid termination of this Agreement in accordance with its terms. Parent may terminate this proxy with respect to a Stockholder at any time in its sole discretion by written notice provided to such Stockholder.
ARTICLE II
REPRESENTATIONS AND WARRANTIES OF EACH STOCKHOLDER
Each Stockholder represents and warrants to Parent and Purchaser, as to such Stockholder with respect to his, her or its own account and with respect to its Subject Shares, on a several basis, that:
2.1. Authorization; Binding Agreement. If such Stockholder is not an individual, such Stockholder is duly organized and validly existing in good standing (where such concept is recognized) under the Laws of the jurisdiction in which it is incorporated or constituted and the consummation of the transactions contemplated hereby are within such Stockholder's entity powers and have been duly authorized by all necessary entity actions on the part of such Stockholder, and such Stockholder has all requisite entity power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. If such Stockholder is an individual, such Stockholder has all requisite legal capacity, right and authority to execute and deliver this Agreement and to perform such Stockholder's obligations hereunder. This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery by Parent and Purchaser, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exceptions. If such Stockholder is married, and any of such Stockholder's Subject Shares constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly and validly executed and delivered by such Stockholder's spouse and, assuming the due authorization, execution and delivery by Parent and Purchaser, constitutes a legal, valid and binding obligation of such Stockholder's spouse, enforceable against such Stockholder's spouse in accordance with its terms, subject to the Bankruptcy and Equity Exceptions.
2.2. Non-Contravention. Neither the execution and delivery of this Agreement by such Stockholder (or if applicable, such Stockholder's spouse) nor the consummation of the transactions contemplated hereby nor compliance by such Stockholder (or if applicable, such Stockholder's spouse) with any provisions herein will (a) if such Stockholder is not an individual, violate, contravene or conflict with or result in any breach of any provision of the certificate of incorporation or bylaws (or other similar governing documents) of such Stockholder, (b) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity on the part of such Stockholder (or if applicable, such Stockholder's spouse), except for compliance with the applicable requirements of the Securities Act, the Exchange Act or any other United States or federal securities laws and the rules and regulations promulgated thereunder, (c) violate, conflict with, or result in a breach of any provisions of, or require any consent, waiver or approval or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any contract to  which such Stockholder (or if applicable, such Stockholder's spouse) is a party or by which such Stockholder (or if applicable, such Stockholder's spouse) or any of such Stockholder's Subject Shares may be bound, (d) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Lien (other than Permitted Liens) on any asset of such Stockholder (or if applicable, such Stockholder's spouse) (other than one created by Parent or Purchaser) or (e) violate any Law applicable to such Stockholder (or if applicable, such Stockholder's spouse) or by which any of such Stockholder's Subject Shares are bound, except, in the case of each of clauses (c), (d) and (e), as would not reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair such Stockholder's ability to perform its obligations hereunder.
2.3. Ownership of Subject Shares; Total Shares. Such Stockholder is the record and beneficial owner of all of such Stockholder's Subject Shares and has good and marketable title to all of such Stockholder's Subject Shares free and clear of any Liens, claims, proxies, voting trusts or agreements, options, rights, understandings or arrangements or any other encumbrances or restrictions whatsoever on title, transfer or exercise of any rights of a stockholder in respect of such Subject Shares (collectively, "Encumbrances"), except for any such Encumbrance that may be imposed pursuant to (i) this Agreement, (ii) any applicable restrictions on transfer under the Securities Act or any state securities law, (iii) the Company's Amended and Restated Certificate of Incorporation or Bylaws, and (iv) any applicable Company Stock Plan or agreements evidencing grants thereunder ((i) through (iv), collectively, "Permitted Encumbrances"). The Subject Shares listed on Schedule A opposite such Stockholder's name constitute all of the shares of Company Common Stock, Company Options and Company Restricted Awards and any other securities of the Company beneficially owned by such Stockholder or by any trust, limited partnership or other entity directly or indirectly holding Subject Shares over which the applicable Stockholder exercises direct or indirect voting control, as of the date hereof.
2.4. Voting Power. Such Stockholder has full voting power with respect to all such Stockholder's Subject Shares (to the extent such Subject Shares have voting rights), and full power of disposition with respect to such Subject Shares to the extent they consist of vested shares of Company Common Stock, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all such Stockholder's Subject Shares. None of such Stockholder's Subject Shares are subject to any stockholders' agreement, proxy, voting trust or other agreement, arrangement or Encumbrance with respect to the voting of such Subject Shares, except as expressly provided herein (including the Permitted Encumbrances).
2.5. Reliance. Such Stockholder understands and acknowledges that Parent and Purchaser are entering into the Merger Agreement in reliance upon such Stockholder's execution, delivery and performance of this Agreement.
2.6. Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no action, suit or proceeding, or any inquiry or investigation pending against, or, to the knowledge of such Stockholder, threatened in writing against such Stockholder or any of such Stockholder's properties or assets  (including any of such Stockholder's Subject Shares) before or by any Governmental Entity that would reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair such

Stockholder's ability to perform its obligations hereunder.
2.7. Brokers. No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder's, financial advisor's or other similar fee or commission from Parent, Purchaser or the Company in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.
ARTICLE III
ADDITIONAL COVENANTS OF THE STOCKHOLDERS
Each Stockholder hereby covenants and agrees that until the termination of this Agreement:
3.1. No Transfer; No Inconsistent Arrangements.
(a) Each Stockholder hereby agrees that, from and after the date hereof and until this Agreement is terminated, such Stockholder shall not, directly or indirectly, take any action that would have the effect of preventing, materially delaying or materially impairing such Stockholder from performing any of its obligations under this Agreement or that would, or would reasonably be expected to, have the effect of preventing, delaying or impairing, the consummation of the Offer, the Merger or the other transactions contemplated by the Merger Agreement or the performance by the Company of its obligations under the Merger Agreement.

(b) Except as provided hereunder (which, for clarity, includes the tendering of such Stockholder's Subject Shares in the Offer in accordance with the terms of this Agreement and the Merger Agreement), from and after the date hereof and until this Agreement is terminated, such Stockholder shall not, directly or indirectly, (i) create or permit to exist any Encumbrance, other than Permitted Encumbrances, on any of such Stockholder's Subject Shares, (ii) transfer, sell, assign, gift, hedge, distribute, pledge or otherwise dispose of (including, for the avoidance of doubt, by depositing, submitting or otherwise tendering any such Subject Shares into any tender or exchange offer other than the Offer, or enter into any derivative arrangement with respect to (collectively, "Transfer"), any of such Stockholder's Subject Shares, or any right or interest therein (or consent to any of the foregoing), (iii) enter into any contract with respect to any Transfer of such Stockholder's Subject Shares or any legal or beneficial interest therein, (iv) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any such Stockholder's Subject Shares or (v) deposit or permit the deposit of any of such Stockholder's Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of such Stockholder's Subject Shares. Any action taken in violation of the immediately preceding sentence shall be null and void ab initio. If any involuntary Transfer of any of such Stockholder's Subject Shares in the Company shall occur (including, but not limited to, a sale by such Stockholder's trustee in any bankruptcy, or a sale to a purchaser at any creditor's or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall, subject to applicable Law, take and hold such Subject Shares subject to all of the restrictions, obligations, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement in accordance with its terms.
(c) Unless and until this Agreement shall have been validly terminated in accordance with Section 4.2, such Stockholder agrees that it shall not, and shall cause each of its controlled affiliates not to, become a member of a "group" (as defined under Section 13(d) of the Exchange Act) for the purpose of opposing or competing with or taking any actions inconsistent with the transactions contemplated by this Agreement or the Merger Agreement.
(d) Notwithstanding Section 3.1(b), such Stockholder may make Transfers of such Stockholder's Subject Shares as Parent may agree in writing in its sole discretion.

3.2. No Exercise of Appraisal Rights. Such Stockholder forever and irrevocably waives and agrees not to exercise any appraisal rights or dissenters' rights pursuant to Section 262 of the DGCL or otherwise in respect of such Stockholder's Subject Shares that may arise in connection with the Offer or the Merger.
3.3. Documentation and Information. Such Stockholder shall not make any public announcement regarding this Agreement or the transactions contemplated hereby without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), except as may be required by applicable Law (provided that reasonable notice of any such disclosure will be provided to Parent, and such Stockholder will consider in good faith the reasonable comments of Parent with respect to such disclosure and otherwise cooperate with Parent in obtaining confidential treatment with respect to such disclosure). Such Stockholder consents to and hereby authorizes Parent and Purchaser to publish and disclose in all documents and schedules filed with the SEC or any other Governmental Entity or applicable securities exchange, and any press release or other disclosure document that Parent or Purchaser reasonably determines to be necessary or advisable in connection with the Offer, the Merger or any other transactions contemplated by the Merger Agreement or this Agreement, such Stockholder's identity and ownership of such Stockholder's Subject Shares, the existence of this Agreement and the nature of such Stockholder's commitments and obligations under this Agreement, and such Stockholder acknowledges that Parent and Purchaser may, in Parent's sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Entity or securities exchange. Such Stockholder agrees to promptly give Parent any information it may reasonably require for the preparation of any such disclosure documents, and such Stockholder agrees to promptly notify Parent of any required corrections with respect to any information supplied by such Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.
3.4. Adjustments. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting a Stockholder's Subject Shares, the terms of this Agreement shall apply to the resulting securities.
3.5. Waiver of Certain Actions. Each Stockholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Purchaser, the Company, any of their respective affiliates or successors or any of their respective directors, managers or officers (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the consummation of the Offer or the closing of the Merger) or (b) alleging a breach of any duty of the Company Board of Directors in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby.
3.6. No Solicitation. Unless and until this Agreement shall have been validly terminated in accordance with Section 4.2, each Stockholder shall not, and shall cause its controlled affiliates not to, and shall cause its and their respective Representatives not to, directly or indirectly, (i) solicit, initiate or knowingly encourage or facilitate any inquiry, proposal or offer, or the making, submission or announcement of any inquiry, proposal or offer which constitute or would be reasonably expected to lead to an Alternative Proposal, (ii) participate in any negotiations regarding, or furnish to any person any nonpublic information regarding the Company or its Subsidiaries in connection with an actual or potential Alternative Proposal, (iii) encourage or recommend any other holder of Company Common Stock to not tender shares of Company Common Stock into the Offer, (v) adopt, approve, endorse or recommend any Alternative Proposal or enter into any letter of intent, support agreement or similar document, agreement, commitment or agreement in principle relating to or facilitating an Alternative Proposal or (vi) agree to do any of the foregoing. Each Stockholder shall, and shall cause its controlled affiliates to, and shall cause its and their respective Representatives to, immediately cease any and all existing solicitation, discussions or negotiations with any Person or groups (other than Parent, its Subsidiaries, and their respective Representatives acting on their behalf) with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal. For purposes of this Section 3.6, Alternative Proposal shall have the meaning ascribed to such term in the Merger Agreement, and shall also include any Transfer of any of such Stockholder's Subject Shares (other than a Permitted Transfer (disregarding Section 3.1(d) for this purpose)).
ARTICLE IV
MISCELLANEOUS
4.1. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given and received if delivered personally (notice deemed given upon receipt), by facsimile transmission or electronic mail (notice deemed given upon confirmation of receipt) or sent by a nationally recognized overnight courier service, such as Federal Express (notice deemed given upon receipt of proof of delivery); provided that the notice or other communication is sent to the address, facsimile number or email address set forth (i) if to Parent or Purchaser, to the address, facsimile number or email address set forth in Section 11.5 of the Merger Agreement and (ii) if to a Stockholder, to such Stockholder's address, facsimile number or email address set forth on a signature page hereto, or to such other address, facsimile number or email address as such party may hereafter specify for the purpose by notice to each other party hereto.
4.2. Termination. This Agreement shall terminate automatically with respect to a Stockholder, without any notice or other action by any Person, upon the first to occur of (a) the valid termination of the Merger Agreement in accordance with its terms, (b) the Offer Acceptance Time, (c) the entry without the prior written consent of such Stockholder into any amendment, waiver or modification to the Merger Agreement or the terms of, or conditions to, the Offer, that results in (i) a change to the form of consideration to be paid in the Offer (provided that Parent or Purchaser may increase the amount of the consideration in the Offer without triggering the termination of this Agreement), (ii) a decrease to the consideration in the Offer or the number of shares of Company Common Stock sought in the Offer, (iii) an extension of the Offer, other than in the manner required or permitted by the provisions of Section 1.1 of the Merger Agreement, (iv) the imposition of conditions to the Offer other than those set forth in Annex I to the Merger Agreement, or (v) an amendment or modification to any other term of or condition to the Offer (including any of the conditions set forth in Annex I of the Merger Agreement), in the case of any of clauses (i), (iii), (iv) or (v) in any manner that is adverse to the holders of Company Common Stock or (d) the mutual written consent of Parent and such Stockholder. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that (i) nothing set forth in this Section 4.2 shall relieve any party from liability for fraud or any willful breach (as defined in the Merger Agreement) of this Agreement prior to termination hereof and (ii) the provisions of this Article IV shall survive any termination of this Agreement.
4.3. Amendments and Waivers. Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
4.4. Expenses. All fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses, whether or not the Offer or the Merger are consummated.
4.5. Entire Agreement; Assignment. This Agreement, together with Schedule A, and the other documents and certificates delivered pursuant hereto, constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement. This Agreement shall not be assigned by any party (including by operation of law, by merger or otherwise) without the prior written consent of (a) Parent and Purchaser, in the case of an assignment by a Stockholder and (b) the Stockholders, in the case of an assignment by Parent or Purchaser; provided, that Parent or Purchaser may assign any of their respective rights and obligations to any direct or indirect Subsidiary of Parent, but no such assignment shall relieve Parent or Purchaser, as the case may be, of its obligations hereunder.
4.6. Enforcement of the Agreement. The parties agree that irreparable damage would occur in the event that any Stockholder did not perform any of the provisions of this Agreement in accordance with their specific terms or otherwise breached any such provisions. It is accordingly agreed that Parent and Purchaser shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they are entitled at law or in equity. Any and all remedies herein expressly conferred upon Parent and Purchaser will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon Parent or Purchaser, and the exercise by Parent or Purchaser of any one remedy will not preclude the exercise of any other remedy.
4.7. Jurisdiction; Waiver of Jury Trial.
(a) Each Stockholder hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the Federal court of the United States of America sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each Stockholder hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the Federal court of the United States of America sitting in Delaware, and any appellate court from any thereof, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the Federal court of the United States of America sitting in Delaware, and any appellate court from any thereof, (iii) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in such courts and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such courts. Each Stockholder agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law. Each Stockholder irrevocably consents to service of process inside or outside the territorial jurisdiction of the courts referred to in this Section 4.7(a) in the manner provided for notices in Section 4.1. Nothing in this Agreement will affect the right of Parent or Purchaser to serve process in any other manner permitted by applicable Law.
(b) EACH STOCKHOLDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH STOCKHOLDER CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF PARENT OR PURCHASER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE

EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.7(b).
4.8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to conflicts of laws principles that would result in the application of the Law of any other state.
4.9. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.
4.10. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

4.11. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner.
4.12. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement. This Agreement or any counterpart may be executed and delivered by facsimile copies or delivered by electronic communications by portable document format (.pdf), each of which shall be deemed an original.
4.13. Interpretation. The words "hereof," "herein," "hereby," "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph and schedule references are to the articles, sections, paragraphs and schedules of this Agreement unless otherwise specified. Whenever the words "include," "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation." The words describing the singular number shall include the plural and vice versa, words denoting either gender shall include both genders and words denoting natural persons shall include all Persons and vice versa. The phrases "the date of this Agreement," "the date hereof," "of even date herewith" and terms of similar import, shall be deemed to refer to the date set forth in the preamble to this Agreement. Any reference in this Agreement to a date or time shall be deemed to be such date or time in Delaware, unless otherwise specified. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any Person by virtue of the authorship of any provision of this Agreement.
4.14. Further Assurances. Each Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law, to perform its obligations under this Agreement.
4.15. Capacity as Stockholder. Each Stockholder signs this Agreement in such Stockholder's capacity as a stockholder of the Company, and not, if applicable, in such Stockholder's capacity as a director or officer of the Company. Notwithstanding anything herein to the contrary, nothing in this Agreement shall in any way restrict a director or officer of the Company in the taking of any actions (or failure to act) in his or her capacity as a director or officer of the Company, or in the exercise of his or her fiduciary duties in his or her capacity as a director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer.

4.16. Stockholder Obligation Several and Not Joint. The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder.
4.17. No Agreement Until Executed. This Agreement shall not be effective unless and until (i) the Merger Agreement is executed and delivered by all parties thereto and (ii) this Agreement is executed by all parties hereto.
[Signature Pages Follow.]

The parties are executing this Agreement on the date set forth in the introductory clause.

CARTESIAN HOLDINGS, LLC

By:	Blackstreet Capital Holdings, LLC, its Manager

By:	/s/ Murry N. Gunty
Name: Murry N. Gunty
Title: Chief Executive Officer

CARTESIAN HOLDINGS, INC.

By:	/s/ Murry N. Gunty
Name: Murry N. Gunty Title: President

The parties are executing this Agreement on the date set forth in the introductory clause.

STOCKHOLDER

/s/ Robert J. Currey
Name: Robert J. Currey
Email:
Address:

The parties are executing this Agreement on the date set forth in the introductory clause.

STOCKHOLDER

/s/ Donald J. Tringali
Name: Donald J. Tringali
Email:
Address:

The parties are executing this Agreement on the date set forth in the introductory clause.

STOCKHOLDER

/s/ Thomas A. Williams
Name: Thomas A. Williams
Email:
Address:

The parties are executing this Agreement on the date set forth in the introductory clause.

STOCKHOLDER

/s/ Micky K. Woo
Name: Micky K. Woo
Email:
Address:

The parties are executing this Agreement on the date set forth in the introductory clause.

STOCKHOLDERS

Growth Unlimited Inc.

By /s/ Jennifer C. Woo
Name: Jennifer C. Woo
Title: President
Email:
Address:

By /s/ Jennifer C. Woo
Name: Jennifer C. Woo, as Trustee of the Micky K. Woo Trust UA dated April 6, 1998
Title: Trustee
Email:
Address:

By /s/ Jennifer C. Woo
Name: Jennifer C. Woo, as Trustee of the Woo Family 2014 Irrevocable Trust
Title: Trustee
Email:
Address:

The parties are executing this Agreement on the date set forth in the introductory clause.

STOCKHOLDER

/s/ Peter H. Woodward
Name: Peter H. Woodward
Email:
Address:

The parties are executing this Agreement on the date set forth in the introductory clause.

STOCKHOLDER

MHW Partners, L.P.

/s/ Peter H. Woodward
Name: Peter H. Woodward
Title: General Partner
Email:
Address:

The parties are executing this Agreement on the date set forth in the introductory clause.

STOCKHOLDER

/s/ William Hill
Name: William Hill
Email:
Address:

The parties are executing this Agreement on the date set forth in the introductory clause.

STOCKHOLDER

/s/ Dermod Ranaghan
Name: Dermod Ranaghan
Email:
Address:

The parties are executing this Agreement on the date set forth in the introductory clause.

STOCKHOLDER

/s/ Susannah Hawkins
Name: Susannah Hawkins
Email:
Address:

The parties are executing this Agreement on the date set forth in the introductory clause.

STOCKHOLDER

/s/ Jim Serafin
Name: Jim Serafin
Email:
Address:

Schedule A

Name of Stockholder	Number of Shares of Company Common Stock	Company Restricted Stock Awards	Company Options

Susannah Hawkins	15,000	15,000[1]	0

William Hill	51,372	0	75,000

Dermod Ranaghan	24,199	0	0

Jim Serafin	0	0	0

Robert Currey	82,200	12,500	0

Donald J. Tringali	25,000	12,500	0

Tom Williams	20,000	12,500	0

Micky K Woo Trust UA 04/06/98	183,904	0	0
Micky K Woo Trust UA 04/06/98	3,750	0	0
Micky K Woo Trust UA 04/06/98	7,500	0	0
Micky K Woo Trust UA 04/06/98	3,750	0	0
Growth Unlimited Inc.(Jenifer C Woo)	1,200	0	0
Growth Unlimited Inc.(Jenifer C Woo)	13,800	0	0
Micky K Woo Vest 07/25/2018	0	12,500	0
Woo Family 2014 Irrevocable TR (Jenifer C Woo)	200,000	0	0

Peter Woodward	0	0	200,000
MHW Partners, L.P.	212,513	0	0

1 These are restricted stock units.